Exhibit 99.2

THOMAS PROPERTIES GROUP, INC. ANNOUNCES

SECOND QUARTER 2006 RESULTS

Thomas Properties Group, Inc. (Nasdaq: TPGI) reported today the results of operations for the quarter ended June 30, 2006.

The net loss for the three months ended June 30, 2006 was $984,000 or $0.07 per share compared to net income of $6,066,000 or $0.42 per share for the three months ended June 30, 2005.

Financial schedules follow. Further information is available in the Supplemental Financial Information for the Second Quarter 2006, which is available in the Investor Relations section (Financial Information) on TPGI’s website at www.tpgre.com, or by calling Diana Laing, Chief Financial Officer, at the number below.

Teleconference and Webcast

TPGI will hold a quarterly earnings conference call on August 9, 2006, at 10:00 a.m. Pacific Time. To participate in the call, dial 866-356-4441 (US) or 617-597-5396 (International), and provide confirmation code 95983135. A live webcast (listen only mode) of the conference call will also be available at this time. A hyperlink to the live webcast will be available from the Investor Relations section of our website at www.tpgre.com. A replay of the call will be available through August 30, 2006 by calling 888-286-8010 (US) or 617-801-6888 (International), and providing confirmation code 87696894. A webcast replay of the call will also be available from the Investor Relations section of our website at www.tpgre.com.

The webcast is also being distributed through the Thomson StreetEvents Network to both institutional and individual investors. Individual investors can listen to the call at www.fulldisclosure.com, Thomson/CCBN’s individual investor portal, powered by StreetEvents. Institutional investors can access the call via Thomson’s password-protected event management site, StreetEvents (www.streetevents.com).

About Thomas Properties Group, Inc.

Thomas Properties Group, Inc. is a full-service real estate company that owns, acquires, develops and manages office, retail and multi-family properties throughout the United States. The company has four primary areas of focus: property operations, property acquisitions, property development and redevelopment, and investment management. The company seeks to capitalize on opportunities for above-average risk-adjusted investment returns from real estate ownership, while managing the volatility associated with the real estate industry through joint-venture ownership structures. For more information on Thomas Properties Group, Inc., visit the company’s website at www.tpgre.com.

Forward Looking Statements

Statements made in this press release or during the conference call that are not historical may contain forward-looking statements. Although TPGI believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, these statements are subject to numerous risks and uncertainties. Factors that could cause actual results to differ materially from TPGI’s expectations include actual and perceived trends in various national and economic conditions that affect global and regional markets for commercial real estate services, including interest rates, the availability of credit to finance commercial real estate transactions, and the impact of tax laws affecting real estate. For a discussion of some of the factors that may cause our results to differ from management’s expectations, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Factors That May Influence Future Results of Operations” in our 10-K for the year ended December 31, 2005, which has been filed with the SEC. TPGI disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

THOMAS PROPERTIES GROUP, INC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three months ended June 30,
	2006	2005
Revenues:
Rental	$8,340	$8,273
Tenant reimbursements	4,649	4,668
Parking and other	1,318	953
Investment advisory, management, leasing, and development services	2,369	1,084
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	4,166	1,610

Total revenues	20,842	16,588

Expenses:
Rental property operating and maintenance	3,849	3,710
Real estate taxes	1,463	1,433
Investment advisory, management, leasing, and development services	2,301	1,817
Rent - unconsolidated real estate entities	57	59
Interest	5,272	4,941
Depreciation and amortization	3,300	3,110
General and administrative	4,992	2,584

Total expenses	21,234	17,654

Gain on purchase of other secured loan	—	25,776
Interest income	597	304
Equity in net loss of unconsolidated real estate entities	(3,814)	(2,410)
Minority interests - unitholders in the Operating Partnership	1,973	(12,167)
Minority interests in consolidated real estate entities	—	33

(Loss) income before benefit for income taxes	(1,636)	10,470

Benefit (provision) for income taxes	652	(4,404)

Net (loss) income	$(984)	$6,066

Basic (loss) earnings per share	$(0.07)	$0.42
Diluted (loss) earnings per share	(0.07)	0.42

Weighted average common shares - basic	14,332,397	14,297,909
Weighted average common shares - diluted	14,332,397	14,301,017

Reconciliation of net (loss) income to earnings before depreciation, amortization and deferred taxes (EBDT) (a):

Net (loss) income	$(984)	$6,066
Adjustments:
Deferred income tax (benefit) expense	(652)	4,404
Minority interests	(1,973)	12,134
Depreciation and amortization	3,300	3,110
Depreciation and amortization from unconsolidated real estate entities	6,269	2,666
Amortization of loan costs	89	176
Amortization of loan costs from unconsolidated entities	318	176

EBDT	$6,367	$28,732

TPGI share of EBDT (b)	$2,885	$13,289

EBDT per share – basic	$0.20	$0.93

EBDT per share – diluted	$0.20	$0.93

Reconciliation of net (loss) income to after tax cash flow (ATCF) (c):

Net (loss) income	$(984)	$6,066
Adjustments:
Deferred income tax (benefit) expense	(652)	4,404
Minority interests	(1,973)	12,134
Depreciation and amortization	3,300	3,110
Depreciation and amortization from unconsolidated real estate entities	6,269	2,666
Amortization of loan costs	89	176
Amortization of loan costs from unconsolidated entities	318	176
Non-cash compensation expense	2,029	131
Straight-line rent adjustments	1,423	1,195
Straight-line rent adjustments from unconsolidated entities	(834)	(402)
Fair market value of rent adjustments	(167)	(41)
Fair market value of rent adjustments from unconsolidated entities	(27)	(36)

ATCF	$8,791	$29,579

TPGI share of ATCF (d)	$3,983	$13,680

ATCF per share – basic	$0.28	$0.96

ATCF per share – diluted	$0.28	$0.96

	Six months ended June 30,
	2006	2005
Revenues:
Rental	$16,635	$16,553
Tenant reimbursements	9,542	9,582
Parking and other	2,215	2,396
Investment advisory, management, leasing, and development services	3,783	2,453
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	6,339	3,237

Total revenues	38,514	34,221

Expenses:
Rental property operating and maintenance	8,177	7,644
Real estate taxes	2,919	2,892
Investment advisory, management, leasing, and development services	4,104	3,790
Rent - unconsolidated real estate entities	115	117
Interest	10,759	11,253
Depreciation and amortization	6,405	6,427
General and administrative	8,266	5,065

Total expenses	40,745	37,188

Gain on purchase of other secured loan	—	25,776
Loss from early extinguishment of debt	(360)	—
Interest income	1,273	721
Equity in net loss of unconsolidated real estate entities	(9,604)	(3,738)
Minority interests - unitholders in the Operating Partnership	6,176	(10,656)
Minority interests in consolidated real estate entities	(524)	33

(Loss) income before benefit for income taxes	(5,270)	9,169

Benefit (provision) for income taxes	2,081	(3,879)

Net (loss) income	$(3,189)	$5,290

Basic (loss) earnings per share	$(0.22)	$0.37
Diluted (loss) earnings per share	(0.22)	0.37

Weighted average common shares - basic	14,328,162	14,295,339
Weighted average common shares - diluted	14,328,162	14,301,151

Reconciliation of net (loss) income to earnings before depreciation, amortization and deferred taxes (EBDT) (a):

Net (loss) income	$(3,189)	$5,290
Adjustments:
Deferred income tax (benefit) provision	(2,081)	3,879
Minority interests	(5,652)	10,623
Depreciation and amortization	6,405	6,427
Depreciation and amortization from unconsolidated real estate entities	12,017	4,119
Amortization of loan costs	261	351
Amortization of loan costs from unconsolidated entities	610	323

EBDT	$8,371	$31,012

TPGI share of EBDT (b)	$3,814	$14,343

EBDT per share – basic	$0.27	$1.00

EBDT per share – diluted	$0.27	$1.00

Reconciliation of net (loss) income to after tax cash flow (ATCF) (c):

Net (loss) income	$(3,189)	$5,290
Adjustments:
Deferred income tax (benefit) provision	(2,081)	3,879
Minority interests	(5,652)	10,623
Depreciation and amortization	6,405	6,427
Depreciation and amortization from unconsolidated real estate entities	12,017	4,119
Amortization of loan costs	261	351
Amortization of loan costs from unconsolidated entities	610	323
Non-cash compensation expense	2,174	263
Straight-line rent adjustments	2,752	2,371
Straight-line rent adjustments from unconsolidated entities	(1,530)	(774)
Fair market value of rent adjustments	(236)	(150)
Fair market value of rent adjustments from unconsolidated entities	(3)	(120)

ATCF	$11,528	$32,602

TPGI share of ATCF (d)	$5,252	$15,079

ATCF per share – basic	$0.37	$1.05

ATCF per share – diluted	$0.37	$1.05

(a)	The Company uses EBDT as a supplemental performance measure because EBDT excludes the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs. EBDT provides a performance measure that, when compared year over year, reflects the impact to operations from changes to occupancy rates, rental rates, operating costs, development and redevelopment activities, general and administrative expenses, and interest costs, and provides perspective on operating performance not immediately apparent from net income. EBDT should be considered only as a supplement to net income as a measure of our performance. EBDT also assists management in identifying trends for purposes of financial planning and forecasting results. However, the usefulness of EBDT as a performance measure is limited and EBDT should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. EBDT also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP) or as an alternative to net income (loss) as an indicator of our operating performance.

EBDT is a non-GAAP financial measure and may not be directly comparable to similarly-titled measures reported by other companies.

(b)	Based on an interest in our operating partnership of 45.3% and 46.3% for the three months ended June 30, 2006 and 2005, respectively.
(c)	We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; and vii) the adjustment to rental revenue to reflect the fair-market value of rents.

Management utilizes ATCF data in assessing performance of our business operations in period to period comparisons and for financial planning purposes. ATCF should be considered only as a supplement to net income as a measure of our performance. ATCF should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. ATCF also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

ATCF is a non-GAAP financial measure and may not be directly comparable to similarly-titled measures reported by other companies.

(d)	Based on an interest in our operating partnership of 45.6% and 46.3% for the six months ended June 30, 2006 and 2005, respectively.

THOMAS PROPERTIES GROUP, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	June 30, 2006	December 31, 2005
ASSETS
Investments in real estate	$416,991	$409,735
Less accumulated depreciation	(109,094)	(104,325)

	307,897	305,410
Investment in real estate - development property held for sale	7,805	7,751

	315,702	313,161
Investments in unconsolidated real estate entities	58,389	41,124
Cash and cash equivalents	29,037	63,915
Restricted cash	9,411	15,511
Rents and other receivables, net	1,988	1,804
Receivables - unconsolidated real estate entities	2,604	3,335
Deferred rents	20,359	23,111
Deferred leasing and loan costs, net	15,450	16,173
Deferred tax asset	41,521	39,440
Other assets	7,733	4,313

Total assets	$502,194	$521,887

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage, other secured, and unsecured loans	$320,834	$325,179
Accounts payable and other liabilities	9,169	13,545
Dividends and distributions payable	1,916	1,905
Prepaid rent	3,764	3,753

Total liabilities	335,683	344,382
Minority interests:
Unitholders in the Operating Partnership	68,232	74,099
Minority interests in consolidated real estate entities	—	26

Total minority interests	68,232	74,125

Common stock	144	143
Limited voting stock	167	167
Additional paid-in capital	106,266	106,713
Retained deficit and dividends	(8,298)	(3,379)
Unearned compensation, net	—	(264)

Total stockholders’ equity	98,279	103,380

Total liabilities and stockholders’ equity	$502,194	$521,887

Contact:	Thomas Properties Group, Inc. Website: www.tpgre.com Diana Laing, Chief Financial Officer 213-613-1900